SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Second Amendment") is made and entered into as of the 28th day of August, 2002, by and among WMCK VENTURE CORP., a Delaware corporation, CENTURY CASINOS CRIPPLE CREEK, INC., a Colorado corporation and WMCK ACQUISITION CORP., a Delaware corporation (collectively the "Borrowers"), CENTURY CASINOS, INC., a Delaware corporation (the "Guarantor") and WELLS FARGO BANK, National Association, as Lender and L/C Issuer and as the administrative and collateral agent for the Lenders and L/C Issuer (herein in such capacity called the "Agent Bank" and, together with the Lenders and L/C Issuer, collectively referred to as the "Banks").

                                R_E_C_I_T_A_L_S:

     WHEREAS:

     A. Borrowers, Guarantor and Banks entered into an Amended and Restated Credit Agreement dated as of April 21, 2000, as amended by First Amendment to Amended and Restated Credit Agreement dated as of August 22, 2001 (the "Existing Credit Agreement") for the purpose of establishing a reducing revolving line of credit in favor of Borrowers, up to the maximum principal amount of Twenty-Six Million Dollars ($26,000,000.00). As of the date hereof, the Maximum Scheduled Balance has been reduced to Twenty Million Two Hundred Twenty-Two Thousand Two Hundred Twenty-Four Dollars ($20,222,224.00).

     B. For the purpose of this Second Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

     C. Borrowers and Guarantor desire to further amend the Existing Credit Agreement for the following purposes:

          (i) Increasing the Maximum Scheduled Balance to its original amount of Twenty-Six Million Dollars ($26,000,000.00), an increase of Five Million Seven Hundred Seventy-Seven Thousand Seven Hundred Seventy-Six Dollars ($5,777,776.00);

          (ii) Extending the Maturity Date to August 30, 2007;

          (iii) Revising the Aggregate Commitment Reduction Schedule;

          (iv) Restating the definition of Applicable Margin;

          (v) Clarifying that Subordinated Debt is to be deducted from Funded Debt in the calculation of the Leverage Ratio;

          (vi) Increasing the Interest Expense Coverage Ratio requirement from 1.50:1 to 2.00:1;

          (vii) adding a carve-out from the deduction of Distributions from EBITDA in the numerator of each of the Interest Expense Coverage Ratio and the TFCC Ratio; and (viii) adding a reporting and compliance attestation regarding the amount of Financed Capital Expenditures made during each fiscal period under review.

     D. Lender is willing to increase the Maximum Scheduled Balance and amend the Existing Credit Agreement for the purposes described hereinabove, subject to the terms and conditions which are hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to the amendments and modifications to the Existing Credit Agreement in each instance effective as of the Second Amendment Effective Date, as specifically hereinafter provided as follows:

     1.  Definitions.  Section 1.01 of the Existing  Credit  Agreement  entitled
"Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

     "Aggregate Commitment Reduction Schedule" shall mean the Aggregate Commitment Reduction Schedule (Revised - Second Amendment) marked "Schedule 2.01(c)", affixed to the Second Amendment and by this reference incorporated herein and made a part hereof, setting forth the revised Scheduled Reductions and Maximum Scheduled Balance as of each Reduction Date under the Credit Facility occurring as of and subsequent to the Second Amendment Effective Date, which revised Schedule 2.01(c) shall fully supersede and restate the Schedule 2.01(c) attached to the Existing Credit Agreement.

     "Amendment Fee" shall have the meaning set forth in Paragraph 5(c) of the Second Amendment.

     "Applicable Margin" means for any Base Rate Loan or LIBOR Loan the applicable per annum percentage amount to be added to the Base Rate or the LIBO Rate, as the case may be, as set forth in Table One below based on the Leverage Ratio of the Borrower Consolidation as of each Fiscal Quarter end, together with the immediately preceding three (3) Fiscal Quarters on a four (4) Fiscal Quarter basis, any change in the applicable percentage amount by reason thereof to be effective as of the 1st day of the third month immediately following each such Fiscal Quarter end:

=================== ============================= ======================
  PRICING            LEVERAGE
   LEVEL               RATIO                TABLE ONE          TABLE TWO
                                         ---------- --------- ----------
                                          BASE RATE LIBO RATE  NONUSAGE
                                           MARGIN     MARGIN  PERCENTAGE
----------- ----------------------------- --------- --------- ----------
    I       Less than 1.50 to 1.00          0.00%     2.30%     0.375%
----------- ----------------------------- --------- --------- ----------
   II       Greater  than  or  equal  to    0.00%     2.70%     0.375%
            1.50 to 1.00 but  less  than
            2.00 to 1.00
----------- ----------------------------- --------- --------- ----------
   III      Greater  than  or  equal  to    0.25%     2.95%     0.50%
            2.00 to 1.00 but  less  than
            2.50 to 1.00
----------- ----------------------------- --------- --------- ----------
   IV       Greater than 2.50 to 1.0        0.50%     3.20%     0.50%
=========== ============================= ========= ========= ==========

     "Compliance Certificate" shall mean a compliance certificate as described in Section 5.08, the form of which is more particularly described on "Exhibit F", affixed to the Second Amendment and by this reference incorporated herein and made a part hereof, which revised Exhibit F shall fully supersede and restate Exhibit F attached to the Existing Credit Agreement.

     "Credit Agreement" shall mean the Existing Credit Agreement as amended by the Second Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

     "Designated Distribution Carve-Outs" shall mean reference to Distributions which are specifically identified by written notice from Borrowers to Lender as "Designated Distribution Carve-Outs", which may be made and designated by Borrower from time to time so long as:

     a. the cumulative aggregate of all Designated Distribution Carve-Outs does not exceed Three Million Five Hundred Thousand Dollars ($3,500,000.00); and

     b. each written notice identifying a Designated Distribution Carve-Out shall set forth (i) the amount, (ii) the date to be distributed or otherwise disbursed, and (iii) the intended purpose of such Distribution.

     "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the Second Amendment.

     "Financed Capital Expenditures" shall mean Capital Expenditures which are paid by any member of the Borrower Consolidation from proceeds of the Credit Facility or from the proceeds of any other loan, credit agreement, lease or financing from any source.

     "Funded Debt" shall mean for any period the daily average during the last month of such period of both the long-term and current portions (without duplication) of all interest bearing Indebtedness and Capitalized Lease Liabilities, plus the amount of all Contingent Liabilities (other than the Guaranty) as of the last day of such period, less the amount of all Subordinated Debt as of the last day of such period to the extent included in Indebtedness above.

     "Interest Expense Coverage Ratio" shall be defined as follows:

     EBITDA, minus Distributions (exclusive of the Designated Distribution Carve-Outs), minus Non-Financed Capital Expenditures incurred during the period under review

     Divided by (/)

     Interest Expense paid with respect to the Fiscal Quarter under review and the most recently ended three immediately preceding Fiscal Quarters on a four fiscal quarter basis on all Indebtedness (accrued and capitalized).

     "Maturity Date" shall mean August 30, 2007.

     "Maximum Scheduled Balance" shall mean the maximum amount of scheduled principal which may be outstanding on the Credit Facility from time to time in the amount of Twenty-Six Million Dollars ($26,000,000.00) as of the Second Amendment Effective Date, as reduced from time to time by the Scheduled Reductions as set forth on the Aggregate Commitment Reduction Schedule.

     "Second Amendment" shall mean the Second Amendment to Credit Agreement.

     "Second Amendment Effective Date" shall mean August 30, 2002, subject to the occurrence of each of the conditions precedent set forth in Paragraph 5 of the Second Amendment.

     "TFCC Ratio" shall be defined as follows:

     EBITDA, minus Distributions (exclusive of Designated Distribution Carve-Outs), minus Non-Financed Capital Expenditures incurred during the period under review

     Divided by (/)

     Interest Expense actually paid (excluding Subordinated Debt), plus current portion of Scheduled Reductions actually paid where required during the preceding four quarters to bring the Aggregate Outstandings down to the required Maximum Scheduled Balance and Capitalized Lease Liabilities required during the preceding four quarters, plus actual Interest Expense and principal paid (without duplication) on Subordinated Debt.

     2. Modification of Applicable Margin, Funded Debt, Interest Expense Coverage Ratio, TFCC Ratio, Maximum Scheduled Balance, Aggregate Commitment Reduction Schedule and Extension of Maturity Date. As of the Second Amendment Effective Date, the definitions of "Applicable Margin", "Funded Debt", "Interest Expense Coverage Ratio", "TFCC Ratio", "Maximum Scheduled Balance", "Aggregate Commitment Reduction Schedule" and "Maturity Date" shall be and are hereby modified as set forth in the definitions of Applicable Margin, Funded Debt, Maximum Scheduled Balance, Aggregate Commitment Reduction Schedule and Maturity Date contained in the Second Amendment.

     3. Restatement of Interest Expense Coverage Ratio Covenant. As of the Second Amendment Effective Date, Section 6.02 entitled "Interest Expense Coverage Ratio" shall be and is hereby fully amended and restated in its entirety as follows:

               "Section 6.02. Interest Expense Coverage Ratio. Commencing on the Second Amendment Effective Date and continuing as of each Fiscal Quarter end until the Maturity Date, the Borrower Consolidation shall maintain a minimum Interest Expense Coverage Ratio no less than 2.00 to 1.00. Each Interest Expense Ratio calculation shall be made on a cumulative basis with respect to each applicable Fiscal Quarter and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis."

     4. Addition to TFCC Ratio Covenant. As of the Second Amendment Effective Date, Section 6.03 entitled "TFCC Ratio" shall be and is hereby amended by adding an additional sentence requiring an attestation as to the amount of Financed Capital Expenditures as follows:

               "Concurrently with the calculation of the TFCC Ratio made on each Compliance Certificate, the Borrower shall additionally attest to the amount of Financed Capital Expenditures made during the fiscal period under review."

     5. Conditions Precedent to Second Amendment Effective Date. The occurrence of the Second Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before September 3, 2002:

     a. Due execution by Borrowers, Guarantor and Banks of four (4) duplicate originals of this Second Amendment;

     b. Corporate resolutions or other evidence of requisite authority of Borrowers and Guarantor, as applicable, to execute the Second Amendment;

     c. Payment of a non-refundable fee in the amount of Eighty-Eight Thousand One Hundred Ten Dollars ($88,110.00) (the "Second Amendment Fee") to Agent Bank on behalf of the Lender.

     d. Reimbursement to Agent Bank by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Second Amendment, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the Second Amendment Effective Date; and

     e. Such other documents, instruments or conditions as may be reasonably required by Lenders.

     6. Representations of Borrowers. Borrowers hereby represent to the Banks that:

     a. The representations and warranties contained in Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the Second Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

     b. Since the date of the most recent  financial  statements  referred to in
Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change or Material Adverse Effect has occurred;

     c. No event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

     d. The execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action of Borrowers and Guarantor and this Second Amendment constitutes a valid, binding and enforceable obligation of Borrowers and Guarantor.

     7. Consent to Second Amendment and Affirmation and Ratification of Guaranty. Guarantor joins in the execution of this Second Amendment for the purpose of evidencing its consent to the terms, covenants, provisions and conditions herein contained and contained in the Existing Credit Agreement.
Guarantor further joins in the execution of this Second Amendment for the purpose of ratifying and affirming its obligations under the Continuing Guaranty for the guaranty of the full and prompt payment and performance of all Indebtedness and Obligations under the Bank Facilities, as modified and amended under this Second Amendment.

     8. Incorporation by Reference. This Second Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

     9. Governing Law. This Second Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

     10. Counterparts. This Second Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

     11. Continuance of Terms and Provisions. All of the terms and provisions of the Existing Credit Agreement shall remain unchanged except as specifically modified herein.

     12. Replacement Schedules Attached. The following replacement Schedules are attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

          Schedule 2.01(c) - Aggregate Commitment Reduction Schedule

     13. Replacement Exhibit Attached. The following replacement Exhibit is attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

          Exhibit F - Compliance Certificate - Form

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                                BORROWERS:

                                                            WMCK VENTURE CORP.,
                                                          a Delaware corporation

                                                    By
                                                       Larry Hannappel,President

                                                         CENTURY CASINOS CRIPPLE
                                                         CREEK, INC.,
                                                          a Colorado corporation


                                                    By
                                                       Larry Hannappel,President

                                                         WMCK ACQUISITION CORP.,
                                                          a Delaware corporation


                                                    By
                                                      Larry Hannappel, President


                                                GUARANTOR:

                                                          CENTURY CASINOS, INC.,
                                                          a Delaware corporation


                                                    By
                                                      Larry Hannappel, Secretary


                                                BANKS:

                                                               WELLS FARGO BANK,
                                                           National Association,
                                                          Agent Bank, Lender and
                                                                      L/C Issuer


                                                    By
                                                       Rick Bokum,Vice President

                                    EXHIBIT F
                             COMPLIANCE CERTIFICATE
                             ----------------------
                       (Revised - Second Amendment - Form)


TO: WELLS FARGO BANK, National Association, as Agent Bank



     Reference is made to that certain Amended and Restated Credit Agreement, dated as of April 21, 2000, as amended by First Amendment to Amended and Restated Credit Agreement dated as of August 22, 2001 and as further amended by Second Amendment to Amended and Restated Credit Agreement dated as of August 28, 2002 (as may be further amended, supplemented or otherwise modified from time to time, collectively the "Credit Agreement"), by and among WMCK VENTURE CORP., a Delaware corporation, CENTURY CASINOS CRIPPLE CREEK, INC., a Colorado corporation and WMCK ACQUISITION CORP., a Delaware corporation (collectively the "Borrowers"), CENTURY CASINOS, INC., a Delaware corporation (the "Guarantor"), the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders"), the L/C Issuer therein named and WELLS FARGO BANK, National
Association, as administrative and collateral agent for the Lenders and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks"). Terms defined in the Credit Agreement and not otherwise defined in this Compliance Certificate
("Certificate") shall have the meanings defined and described in the Credit Agreement. This Certificate is delivered in accordance with Section 5.08(f) of the Credit Agreement.

     The period under review is the Fiscal Quarter ended [Insert Date] together with, unless otherwise indicated, the three (3) immediately preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis.

                                       I.

                      COMPLIANCE WITH AFFIRMATIVE COVENANTS

A.   FF&E (Section  5.01):  Amount of Capital  Proceeds from
     FF&E sold or disposed  which  exceeds One Hundred Fifty
     Thousand Dollars  ($150,000.00) in the aggregate during
     the term of the Credit Facility, in each instance which
     are  not  replaced  by  FF&E of  equivalent  value  and
     utility.                                                    $______________

B.   Compliance   with   Payment   Subordination   Agreement
     (Section 5.03): Report the amount of any payments made on the Subordinated Debt:

     Interest                                                    $______________

     Principal                                                   $______________

C.   Liens  Filed  (Section  5.04):  Report any liens  filed
     against  the Real  Property  and the amount  claimed in
     such liens.  Describe  actions being taken with respect
     thereto.
                                                                  ______________

D.   Acquisition of Additional Property (Section 5.06(b)):

     a. Other than the Real  Property  presently  encumbered by the Security Documentation,  attach a legal description
        and  describe  the use of any other  real  property  or
        rights to the use of real property which is used in any
        material   manner  in   connection   with  the   Casino
        Facilities.  Attach evidence that such real property or
        rights to the use of such real  property has been added
        as Collateral under the Security Documentation.
                                                                  ______________

     b. Has the T-Shirt  Shop been  acquired by any Borrower or
        the Guarantor?                                                  (yes/no)
                                                                  ______________

E.   Permitted  Encumbrances  (Section  5.11):  Describe any
     mortgage,   deed  of  trust,   pledge,  lien,  security
     interest,  encumbrance,  attachment, levy, distraint or
     other   judicial   process  or  burden   affecting  the
     Collateral  other  than  the  Permitted   Encumbrances.
     Describe  any  matters  being  contested  in the manner
     described  in  Sections  5.04  and  5.10 of the  Credit
     Agreement.                                                   ______________

F. Suits or Actions (Section 5.16): Describe on a separate sheet any matters requiring advice to Agent Bank under
     Section 5.16.                                                ______________

G.   Tradenames, Trademarks and Servicemarks (Section 5.19):
     Describe  on a  separate  sheet any  matters  requiring
     advice to Agent Bank under Section 5.19.                     ______________

H.   Notice of Hazardous  Materials  (Section  5.20):  State
     whether or not to your knowledge  there are any matters
     of which Banks should be advised under Section 5.20. If
     so, attach a detailed summary of such matter(s).             ______________

I.   Golden Horseshoe Lease (Section 5.23):

     a. Describe all defaults,  if any, which  occurred  during the period  under  review  under the  Golden  Horseshoe
        Lease.  Describe any modifications or amendments to the
        Golden  Horseshoe  Lease.  State  whether  or not  such
        modifications  or amendments  have been consented to by
        Agent Bank as required under Section 5.23 of the Credit
        Agreement.                                                ______________

     b. Have the  Borrowers  given Teller  Realty Inc.  written
        notice of intent to exercise the purchase option?                 yes/no
                                                                  ______________

        If   so, attach a copy of such written notice.

        Required: On or before June 30, 2003.

     c. Have Borrowers purchased the Golden Horseshoe Property?           yes/no
                                                                  ______________

      d.Have   Borrowers   extended  the  term  of  the  Golden
        Horseshoe Lease to at least June 30, 2010?                        yes/no
                                                                  ______________

        Requirement: b, c or d must occur on or before June 30, 2003.

                                      II.

                               FINANCIAL COVENANTS

A.   Leverage Ratio (Section 6.01):

     Funded Debt. To be calculated with reference to the Borrower
     Consolidation as of the last day of the Fiscal Quarter set forth above:

     a. Daily average of the Funded  Outstanding  on the Credit
        Facility  during the last  month of the Fiscal  Quarter
        under review                                              $_____________

     b. Plus the daily  average  during  the last  month of the
        Fiscal Quarter under review,  of both the long-term and
        the current portions (without duplication) of all other
        interest bearing Indebtedness                           + $_____________

     c. Plus the daily  average  during  the last  month of the
        Fiscal Quarter under review,  of both the long-term and
        current   portion   (without    duplication)   of   all
        Capitalized Lease Liabilities                           + $_____________

     d. Plus the amount of all other Contingent  Liabilities as
        of the last day of such period                          + $_____________


     e. Less the amount of all Subordinated Debt as of the last day of such period to the extent included in (b) above - $_____________


     f. TOTAL FUNDED DEBT                                         $_____________
        (a + b + c + d + e)

        Divided (/) by:

     EBITDA

     To be calculated with reference to the Borrower Consolidation on a cumulative basis with respect to the Fiscal Quarter under review and the most recently ended three (3) immediately preceding Fiscal Quarters on a four
     (4) Fiscal Quarter basis

     g. Net income                                                $_____________

     h. Plus Interest Expense (expensed and capitalized) to the
        extent deducted in the determination of Net Income      + $_____________

     i. Plus the aggregate amount of Federal and state taxes on or  measured by income  (whether or not payable  during
        the period under review) to the extent  deducted in the
        determination of Net Income                             + $_____________

     j. Plus depreciation,  amortization and all other non-cash expenses to the extent deducted in the determination of
        Net Income                                              + $_____________

     k. TOTAL EBITDA                                              $_____________
        (g + h + i + j)

     Leverage Ratio (f / k)                                             :1
                                                                  ______________

     Maximum Leverage Ratio shall be no greater than 2.5 to 1.00

B. Interest Expense Coverage Ratio (Section 6.02): The following line items and Interest Expense Coverage Ratio to be calculated with respect to the Borrower Consolidation with respect to the Fiscal Quarter under review and the most recently ended three (3) preceding Fiscal Quarters on a four (4) Fiscal Quarter basis unless otherwise noted:

     ADJUSTED EBITDA

     a. EBITDA (enter IIA (k) above)                              $_____________

     b. Less the aggregate amount of  Distributions  (exclusive of the Designated  Distribution  Carve-Outs made during
        the four Fiscal Quarter period under review)            - $_____________

     c. Less the  aggregate  amount  of Non-  Financed  Capital
        Expenditures                                            - $_____________

     d. Adjusted EBITDA                                           $_____________
        (a - b - c)

     Divided by (/)

     e. Interest Expense paid on all Indebtedness  (accrued and
        capitalized)                                              $_____________

     INTEREST EXPENSE COVERAGE RATIO                                    :1
     (d / e)                                                       _____________

     Minimum required no less than 2.00 to 1.00

C. TFCC Ratio (Section 6.03): To be calculated with respect to the Borrower Consolidation on a cumulative basis with respect to each Fiscal Quarter and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis, unless otherwise noted:

     ADJUSTED EBITDA

     a. EBITDA (enter IIA (k) above)                               $____________

     b. Less the aggregate amount of  Distributions  (exclusive of the Designated  Distribution  Carve-Outs made during
        the four Fiscal Quarter period under review)             - $____________

     c. Less the  aggregate  amount  of Non-  Financed  Capital
        Expenditures                                             - $____________

     d. Adjusted EBITDA
        (a - b - c)                                                $____________

     Divided by (/)

     e. Interest Expense actually paid (excluding  Subordinated
        Debt)                                                      $____________

     f. Plus current portion of Scheduled  Reductions  actually paid where  required  during the period under review to
        bring the Aggregate  Outstandings  down to the required
        Maximum Scheduled Balance                                + $____________

     g. Plus Capitalized Lease Liabilities  required to be paid
        during the period under review                           + $____________

     h. Plus  actual   Interest   Expense  and  principal  paid
        (without duplication) on Subordinated Debt               + $____________

     i. TOTAL DENOMINATOR
        (e + f + g + h + i)                                        $____________

     TFCC Ratio (d / i)                                                   :1
                                                                   _____________
     Minimum TFCC Ratio shall be no less than 1.10 to 1.00

     Set forth aggregate amount of Financed Capital  Expenditures
     made during the four (4) Fiscal Quarter period under review   $____________

D.   No Transfer of Ownership  (Section 6.04): On a separate
     sheet    describe   in   detail   any    transfers   or
     hypothecations  of  Guarantor   ownership  interest  in
     WMCKVC or WMCKVC ownership  interests in CCCC or WMCKAC
     not permitted under Section 6.04                               ____________

E.   Total  Indebtedness  (Section 6.05) With respect to the
     Borrower Consolidation:

     a. Set forth the aggregate  amount of outstanding  Secured
        Interest Rate Hedges                                      $_____________

        Maximum Permitted                                         $18,000,000.00

     b. Set forth the  aggregate  amount  of  secured  purchase
        money Indebtedness and Capital Lease Liabilities          $_____________

        Maximum Permitted                                           $ 250,000.00

     c. Set forth aggregate amount of Indebtedness to Guarantor or any  Subsidiary  or Affiliate of Guarantor  which is
        not a member of the Borrower Consolidation                $_____________

        Maximum Permitted                                           $ 500,000.00

     d. Set forth the cumulative  aggregate of all Subordinated
        Debt                                                      $_____________

        Did Agent Bank give prior written  consent to the incurrence
        of all Subordinated Debt set forth above                          yes/no
                                                                   _____________

F. Capital Expenditures (Section 6.06): Set forth for the Fiscal Year period in which the Fiscal Quarter under review occurs, the cumulative aggregate amount of Capital Expenditures made to the Casino Facilities as of the end of the Fiscal Quarter under review, as follows:

     a. Aggregate amount of Non-Financed Capital Expenditures     $_____________

     b. Aggregate amount of Financed Capital Expenditures         $_____________

     c. Total Capital Expenditures (a + b)                        $_____________

     Minimum Total Capital Expenditures Required:                    $250,000.00

     Maximum Non-Financed Capital Expenditures Permitted:            $500,000.00

G.   Other  Liens  (Section   6.07):  On  a  separate  sheet
     describe in detail any and all liens, encumbrances and/or negative pledges not permitted under Section
     6.07                                                          _____________

H.   No Merger  (Section 6.08): On a separate sheet describe
     any and all mergers,  consolidations and/or asset sales
     not permitted under Section 6.08                              _____________

I.   Restriction on Investments (Section 6.09): Describe any
     Investments  made which are not permitted under Section
     6.09                                                          _____________

J.   Ratio   of   Guarantor    Funded   Debt   to   Borrower
     Consolidation EBITDA - Ratio (Section 6.10):

     Guarantor FUNDED DEBT

     To be calculated with respect to the Guarantor on a consolidated basis as of the last day of the Fiscal Quarter set forth above:

     a. The daily  average  during the last month of the period under  review of both  long-term  and current  portions
        (without   duplication)   of   all   interest   bearing
        Indebtedness   and   Capitalized    Lease   Liabilities
        (excluding all debt of Century Casinos  Africa,  or any
        of  its   Subsidiaries   which  is  nonrecourse  as  to
        Guarantor)                                                 $____________

     b. Plus the total,  as of the last day of the period under review, of all Contingent  Liabilities  (other than the
        Guaranty)                                                + $____________

     c. TOTAL GUARANTOR FUNDED DEBT                                $____________
        (a + b)

        Divided (/) by

     d. Borrower  Consolidation EBITDA (enter Total EBITDA from
        II A(k))                                                   $____________

     Ratio of  Guarantor  Funded Debt to  Borrower  Consolidation
     EBITDA (c / d)                                                     :1.0
                                                                   _____________

     Maximum Permitted:                                             4.00:1.00

K.   Contingent  Liabilities  (Section  6.11):  Describe any
     Contingent  Liabilities incurred by Borrowers which are
     not permitted by Section 6.11                                 _____________

L.   ERISA (Section 6.12):  Describe on a separate sheet any
     matters requiring advice to Banks under Section 6.12.         _____________

M.   Margin  Regulations   (Section  6.13):  Set  forth  the
     amount(s) of and describe on a separate  sheet of paper
     any  proceeds  of a Borrowing  used by any  Borrower to
     purchase or carry any Margin Stock or to extend  credit
     to others for the purpose of purchasing or carrying any
     Margin Stock.                                                $_____________

N.   No  Subsidiaries  (Section  6.14): On a separate sheet,
     describe  any  Subsidiaries  created  by  any  Borrower
     subsequent  to the Closing  Date.  State whether or not
     the creation of such Subsidiaries has been consented to
     by the Agent Bank as required under Section 6.14 of the
     Credit Agreement.                                                    yes/no
                                                                   _____________
O.   Transactions with Affiliates  (Section 6.15):  Describe
     on a separate  sheet any  matters  requiring  advice to
     Banks under Section 6.15.                                     _____________

                                      III.

                            NONUSAGE FEE CALCULATION

(Section 2.09b): to be calculated with respect to each Fiscal Quarter under review following the first annual anniversary of the Closing Date:

     a. As of the end of such Fiscal Quarter, the daily average during  such Fiscal  Quarter of the  Maximum  Permitted
        Balance                                                   $_____________

     b. Less daily  average  during such Fiscal  Quarter of the
        Funded Outstandings                                     - $_____________

     c. Amount of Nonusage                                        $_____________
        (a minus b)

     d. Nonusage  Percentage  based on Leverage Ratio. (See Table
        Two in definition of Applicable Margin).                   _____________

     e. Gross Nonusage Fee                                        $_____________
        (c times d)

     f. Number of days in Fiscal Quarter under review              _____________

     g. Nonusage Fee for Fiscal Quarter under review
        (e / 360 x f)                                             $_____________


                                       IV.

                       DESIGNATED DISTRIBUTION CARVE-OUTS

     a. Please complete the following chart with respect to all Designated Distribution Carve Outs made during the period commencing on the Second Amendment Effective Date and continuing through the end of the Fiscal Quarter under review.


 ----- ------------------------ ------------------------ -------------------------
        Amount of Designated                                Cumulative Total of
        Distribution Carve-Out    Fiscal Quarter Made      Designated Distribution
                                                                 Carve-Outs
 ----- ------------------------ ------------------------ -------------------------

   1.

 ----- ------------------------ ------------------------ -------------------------

   2.

 ----- ------------------------ ------------------------ -------------------------

   3.

 ----- ------------------------ ------------------------ -------------------------

   4.

 ----- ------------------------ ------------------------ -------------------------

   5.

 ----- ------------------------ ------------------------ -------------------------
                                       12


   6.

 ----- ------------------------ ------------------------ -------------------------

   7.

 ----- ------------------------ ------------------------ -------------------------

   8.

 ----- ------------------------ ------------------------ -------------------------

   9.

 ----- ------------------------ ------------------------ -------------------------

  10.

 ----- ------------------------ ------------------------ -------------------------

     Maximum Permitted: $3,500,000.00

     b. Unless previously delivered to Lender, please attach a copy of the written notice identifying each Designated Distribution Carve-Out setting forth (i) the amount,
        (ii) the date distributed or otherwise  disbursed,  and
        (iii) the intended purpose of each such Distribution.

                                       V.

                           PERFORMANCE OF OBLIGATIONS

     A review of the activities of the Borrower Consolidation and Guarantor during the fiscal period covered by the attached financial statements has been made under my supervision with a view to determining whether during such fiscal period the Borrower Consolidation and Guarantor performed and observed all of their obligations under the Loan Documents. The undersigned is not aware of any facts or circumstances which would make any of the calculations set forth above or attached hereto materially incorrect. On the basis of the foregoing, the undersigned certifies that the calculations made and the information contained herein are derived from the books and records of the

Borrower Consolidation and the Guarantor and that each and every matter contained herein correctly reflects those books and records. Except as described in an attached document or in an earlier Certificate, to the best of my knowledge, as of the date of this Certificate there is no Default or Event of Default has occurred or remains continuing.

                                      VI.

                           NO MATERIAL ADVERSE CHANGE

     To the best of my knowledge, except as described in an attached document or in an earlier Certificate, no Material Adverse Change has occurred since the date of the most recent Certificate delivered to the Banks.


     DATED this ____ day of _____________, 200___.

                                                BORROWERS:

                                                             WMCK Venture Corp.,
                                                         a Delaware corporation,
                                            Century Casinos Cripple Creek, Inc.,
                                                      a Colorado corporation and
                                                        WMCK  Acquisition Corp.,
                                                          a Delaware corporation


                                                      By________________________

                                                       Title: Authorized Officer

                                                      Print
                                                      Name______________________

                                                GUARANTOR:

                                                          CENTURY CASINOS, INC.,
                                                          a Delaware corporation


                                                     By_________________________

                                                      Name______________________

                                                   Title________________________

                                SCHEDULE 2.01(c)
                     AGGREGATE COMMITMENT REDUCTION SCHEDULE
                          (Revised - Second Amendment)

--------------------------------- -------------------------------------- --------------------------------------
            REDUCTION DATE                      SCHEDULED REDUCTION                 MAXIMUM SCHEDULED BALANCE
--------------------------------- -------------------------------------- --------------------------------------
Second Amendment Effective Date                            -0-                           $26,000,000.00
--------------------------------- -------------------------------------- --------------------------------------
January 1, 2003                                $      722,222.00                          25,277,778.00
--------------------------------- -------------------------------------- --------------------------------------
April 1, 2003                                  $      722,222.00                          24,555,556.00
--------------------------------- -------------------------------------- --------------------------------------
July 1, 2003                                   $      722,222.00                          23,833,334.00
--------------------------------- -------------------------------------- --------------------------------------
October 1, 2003                                $      722,222.00                          23,111,112.00
--------------------------------- -------------------------------------- --------------------------------------
January 1, 2004                                $      722,222.00                          22,388,890.00
--------------------------------- -------------------------------------- --------------------------------------
April 1, 2004                                  $      722,222.00                          21,666,668.00
--------------------------------- -------------------------------------- --------------------------------------
July 1, 2004                                   $      722,222.00                          20,944,446.00
--------------------------------- -------------------------------------- --------------------------------------
October 1, 2004                                $      722,222.00                          20,222,224.00
--------------------------------- -------------------------------------- --------------------------------------
January 1, 2005                                $      722,222.00                          19,500,002.00
--------------------------------- -------------------------------------- --------------------------------------
April 1, 2005                                  $      722,222.00                          18,777,780.00
--------------------------------- -------------------------------------- --------------------------------------
July 1, 2005                                   $      722,222.00                          18,055,558.00
--------------------------------- -------------------------------------- --------------------------------------
October 1, 2005                                $      722,222.00                          17,333,336.00
--------------------------------- -------------------------------------- --------------------------------------
January 1, 2006                                $      722,222.00                          16,611,114.00
--------------------------------- -------------------------------------- --------------------------------------
April 1, 2006                                  $      722,222.00                          15,888,892.00
--------------------------------- -------------------------------------- --------------------------------------
July 1, 2006                                   $      722,222.00                          15,166,670.00
--------------------------------- -------------------------------------- --------------------------------------
October 1, 2006                                $      722,222.00                          14,444,448.00
--------------------------------- -------------------------------------- --------------------------------------
January 1, 2007                                $      722,222.00                          13,722,226.00
--------------------------------- -------------------------------------- --------------------------------------
April 1, 2007                                  $      722,222.00                          13,000,004.00
--------------------------------- -------------------------------------- --------------------------------------
July 1, 2007                                   $      722,222.00                          12,277,782.00
--------------------------------- -------------------------------------- --------------------------------------
August 30, 2007 - Maturity Date                   $12,277,782.00                                  -0-
                                  (Remaining unpaid principal balance)   (Remaining unpaid principal balance
                                                                                fully due and payable)
--------------------------------- -------------------------------------- --------------------------------------